                                                               EXHIBIT 10.2

                     AMENDMENT NO. 5 AND CONSENT TO GUARANTY

     AMENDMENT NO. 5 AND CONSENT TO UNCONDITIONAL GUARANTY dated as of
March 15, 2002 between IRON MOUNTAIN INCORPORATED, a Pennsylvania corporation ("GUARANTOR") and IRON MOUNTAIN STATUTORY TRUST - 1998, a Connecticut statutory trust ("OWNER"), and consented to by each of the Lenders and Agent Bank listed on the signature pages hereto.

     Guarantor and Owner are parties to a certain Unconditional Guaranty dated as of October 1, 1998, as amended by Amendment and Consent to Guaranty dated as of July 1, 1999, by Amendment No. 2 and Consent to Guaranty dated as of October 22, 1999, Amendment No. 3 and Consent to Guaranty dated as of January 31, 2000 and Amendment No. 4 and Consent to Guaranty dated as of August 15, 2001 (collectively, the "GUARANTY") pursuant to which the Guarantor guarantees to Owner and the Indemnified Parties the Guaranteed Obligations, including, without limitation, certain obligations of Iron Mountain Information Management, Inc. (f/k/a "Iron Mountain Records Management, Inc.") ("LESSEE/AGENT") under (i) a Lease Agreement from Owner to Lessee/Agent dated as of October 1, 1998, as amended (the "LEASE"), and (ii) an Amended and Restated Agency Agreement between Lessee/Agent and Owner dated as of October 1, 1998, as amended (the "AGENCY AGREEMENT"). Each of the Lease and the Agency Agreement have been assigned to the Agent Bank pursuant to an Assignment of Lease and Agency Agreement from Owner to Agent Bank and consented to by Lessee/Agent dated as of October 1, 1998. Guarantor has requested that Owner, Agent Bank and the Lenders amend the Guaranty with respect to certain covenants and related definitions and Guarantor has requested that the Lenders and Agent Bank consent to such changes. Accordingly, the parties hereto agree as follows:

     Section 1. DEFINITIONS. Except as otherwise defined in this Agreement, terms defined in the Guaranty are used herein as defined therein.

     Section 2. AMENDMENTS. Subject to the terms and conditions contained herein, the Guaranty is hereby amended as follows:

     A. SECTION 9. Section 9 of the Guaranty is hereby amended by adding the following after the last sentence thereof:

     "Any financial statement or other document required to be delivered pursuant to this Section 9 shall be deemed to have been delivered on the date on which the Guarantor posts such financial statement or such document on the Intralinks website on the Internet at www.intralinks.com; provided that the Guarantor shall give notice of any such posting (together with access instructions therefor) to the Agent Bank (and the Agent Bank shall then give notice of any such posting with such access instructions to the Lenders). Notwithstanding the foregoing, the Guarantor shall deliver paper copies of any financial statement or other document referred to in this Section 9 to the Agent Bank if the Agent Bank or any Lender requests the

Guarantor to deliver such paper copies until written notice to cease delivering such paper copies is given by the Agent Bank."

     B. LEVERAGE RATIO. The Leverage Ratio "grid" in Section 10(a)(i) is hereby deleted in its entirety and replaced as follows:

                                                          LEVERAGE COVERAGE
        PERIOD                                            RATIO
        ------                                            -----
        From the date hereof through March 31, 2002       5.50 to 1
        From April 1, 2002 through December 31, 2002      5.65 to 1
        From January 1, 2003 through March 31, 2003       5.55 to 1
        From April 1, 2003 through June 30, 2003          5.45 to 1
        From July 1, 2003 through September 30, 2003      5.35 to 1
        From October 1, 2003 through December 31, 2003    5.25 to 1
        From January 1, 2004 and at all times thereafter  5.00 to 1

     C. INTEREST COVERAGE RATIO. The Interest Coverage Ratio "grid" in Section 10(a)(ii) of the Guaranty is hereby deleted in its entirety and replaced as follows:

                                                          INTEREST COVERAGE
        PERIOD                                            RATIO
        ------                                            -----
        From the date hereof through June 30, 2003        2.00 to 1
        From July 1, 2003 through September 30, 2003      2.10 to 1
        From October 1, 2003 through December 31, 2003    2.15 to 1
        From January 1, 2004 through June 30, 2004        2.25 to 1
        From July 1, 2004 through September 30, 2004      2.35 to 1
        From October 1, 2004 and at all times thereafter  2.50 to 1

     D. SECTION 10(a)(iv). LIENS. Section 10(a)(iv) of the Guaranty is hereby amended by deleting in clause (iv)(B) thereof the amount "$1,000,000" and replacing it with the amount "$10,000,000."

     E. SECTION 10(C). DEFINITIONS. The defined term "Credit Agreement" set forth in Section 10(c) of the Guaranty is hereby amended and restated as follows:

     "CREDIT AGREEMENT shall mean the Fifth Amended and Restated Credit Agreement dated as of March 15, 2002 among Guarantor and the other parties thereto, as amended, amended and restated, modified, extended, refinanced or supplemented from time to time, except to the extent that the Operative Documents refer to it as in effect on the date hereof."

     F. PERMITTED TRANSACTIONS. Section 10(d)(x) of the Guaranty is hereby amended by adding the following after the last sentence thereof:

     "Nothing in this Guaranty or any other Operative Document shall, or shall be deemed to, prohibit or restrict the merger of the Guarantor with or into another corporation for the sole purpose of changing the Guarantor's domicile from Pennsylvania to Delaware, so long as the surviving corporation of such merger, if such surviving corporation is not the Guarantor, shall expressly assume in writing the obligations of the Guarantor under this Agreement and the other Operative Documents to which Guarantor is a party and expressly agree in writing to be bound by all other provisions applicable to the Guarantor under this Guaranty and such Operative Documents in a manner reasonably satisfactory to the Agent Bank."

     Section 3. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective as of the date hereof when, and only when, the Owner, the Lenders and the Agent Bank shall have received a counterpart of this Agreement duly executed by the parties hereto.

     Section 4. REPRESENTATIONS AND WARRANTIES. As of the date hereof, Guarantor hereby represents and warrants to Owner, Agent Bank, the Lenders and their respective counsel that:

     A. the representations and warranties made by Guarantor in each Operative Document to which it is a party and the Guarantor's Certificate dated and delivered to the Lenders as of February 1, 2000 are true and correct in all material respects

     B. on and as of the date hereof, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

     C. no event has occurred and is continuing under any Operative Document that constitutes a Default or an Event of Default.

     Section 5. MISCELLANEOUS. Except as herein provided, the Guaranty and each of the other Operative Documents shall remain unchanged and in full force and effect. Upon the effectiveness of this Agreement, on and after the date hereof, each reference in any Operative Document to the Guaranty shall mean and be a reference to the Guaranty as amended hereby. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be governed by, and construed in accordance with, the law of the Commonwealth of Massachusetts.

                 [REMAINDER OF PAGE BLANK/SIGNATURES TO FOLLOW]

                                       -3-
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     IN WITNESS WHEREOF, the parties hereunto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                              GUARANTOR:

                                              IRON MOUNTAIN INCORPORATED

                                              By: /s/ J.P. Lawrence
                                                 -----------------------------
                                              Name: J.P. Lawrence
                                              Title: Vice President and
                                                     Treasurer

                                              OWNER:

                                              IRON MOUNTAIN STATUTORY TRUST -
                                              1998

                                              By: First Union National Bank,
                                                  not in its individual
                                                  capacity, but solely as
                                                  trustee

                                               By: /s/ Timothy A. Donmoyer
                                                  -----------------------------
                                               Name:  Timothy A. Donmoyer
                                               Title: Vice President


                                              Consented to by:

                                              LENDERS:

                                              THE BANK OF NOVA SCOTIA, as Agent
                                              Bank and as a Lender

                                              By: /s/ T.M. Pitcher
                                                 ------------------------------
                                              Name: T.M. Pitcher
                                              Title: Authorized Signatory

                            [GUARANTY AMENDMENT NO.5]

                                              UNION BANK OF CALIFORNIA, N.A.

                                              By: /s/ David W. Kinkela
                                                 ------------------------------
                                              Name: David W. Kinkela
                                              Title: Vice President

                                              FLEET NATIONAL BANK

                                              By: /s/ Michael A. Palmer
                                                 ------------------------------
                                              Name: Michael A. Palmer
                                              Title: Senior Vice President

                                              FLEET NATIONAL BANK, f/k/a
                                              BANKBOSTON, N.A.

                                              By: /s/ Michael A. Palmer
                                                 -------------------------------
                                              Name: Michael A. Palmer
                                              Title: Senior Vice President

                                              CITIZENS BANK OF MASSACHUSETTS,
                                              f/k/a USTRUST

                                              By: /s/ Edward C. Thaute
                                                 ------------------------------
                                              Name: Edward C. Thaute
                                              Title: Vice President

                            [GUARANTY AMENDMENT NO.5]